                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)
    (2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                            SPECTRALINK CORPORATION
    ---------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

    ---------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
        1) Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------
        2) Aggregate number of securities to which transaction applies:

        -----------------------------------------------------------------------
        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (se forth the amount on which the filing fee is calculated and state how it was determined):

        -----------------------------------------------------------------------
        4) Proposed maximum aggregate value of transaction:

        -----------------------------------------------------------------------
        5) Total fee paid:

        -----------------------------------------------------------------------
[ ]     Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1) Amount Previously Paid:

        -----------------------------------------------------------------------
        2) Form, schedule or Registration Statement No.:

        -----------------------------------------------------------------------
        3) Filing Party:

        -----------------------------------------------------------------------
        4) Date Filed:

        -----------------------------------------------------------------------

                            SPECTRALINK CORPORATION
                              5755 CENTRAL AVENUE
                            BOULDER, COLORADO 80301


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Dear SpectraLink Stockholder:

         You are cordially invited to attend the Annual Meeting of Stockholders of SpectraLink Corporation to be held at the Hotel Boulderado, 2115 13th Street, Boulder, Colorado, on Tuesday, May 11, 1999, at 10:00 a.m. local time, for the following purposes:

         1. To elect a board of directors to serve until the next Annual Meeting of Stockholders and until their successors are elected and qualified.

         2. To ratify the selection of Arthur Andersen LLP, independent public accountants, as auditors for the Company for the fiscal year ending December 31, 1999.

         3. To transact such other business as may properly come before the meeting or any adjournment thereof.

         All stockholders are welcome to attend the meeting, although only stockholders of record at the close of business on March 8, 1999, will be entitled to notice of and to vote at the meeting.

         Shares can be voted at the meeting only if the holder is present or represented by proxy. Even if you plan to attend the meeting, you are urged to date and sign the enclosed proxy and return it promptly in the accompanying envelope so that the presence of a quorum will be assured. The giving of a proxy does not affect your right to vote in person if you attend the meeting. However, if you intend to vote at the annual meeting and your shares are held of record by a broker, bank or other nominee, you must bring a letter to the annual meeting from the broker, bank or nominee which confirms beneficial ownership. Additionally, in order to vote at the annual meeting, you must obtain a proxy issued in your name from the record holder.


                                        By Order of the Board of Directors,

                                        /S/  WILLIAM R. MANSFIELD

                                        William R. Mansfield, Secretary


March 26, 1999

                            SPECTRALINK CORPORATION
                              5755 CENTRAL AVENUE
                            BOULDER, COLORADO 80301

                                PROXY STATEMENT

           ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 11, 1999


         This statement is furnished in connection with the solicitation of proxies by the Board of Directors from holders of the outstanding shares of Common Stock of SpectraLink entitled to vote at the Annual Meeting of Stockholders. This Proxy Statement and enclosed proxy are being mailed to stockholders on or about April 8, 1999. A copy of the Company's Annual Report for 1998 is being mailed to all stockholders with this Proxy Statement. The Annual Report is not to be regarded as proxy soliciting material or as a communication by means of which any solicitation is to be made.

         The Company's Board has fixed the close of business on March 8, 1999, as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting. On that date, there were outstanding and entitled to vote 18,986,799 shares of Common Stock. Holders of Common Stock are entitled to one vote for each share of record held on the record date with respect to matters on which the holder is entitled to vote.

         The presence, in person or by proxy, of a majority of the outstanding shares of Common Stock as of the record date constitutes a quorum and is required in order for the Company to conduct business at the Annual Meeting. The majority being present, the election of each nominee for Director requires a plurality of the votes cast. The affirmative vote of the holders of a majority of the shares of Common Stock represented in person or by proxy at the Annual Meeting is required to approve or ratify the other proposals described below. Abstentions and broker non-votes are counted towards a quorum. Abstentions are counted in the tabulations of the votes cast, but broker non-votes on any proposal are not considered to be represented at the meeting as to such proposal and therefore are not counted for purposes of determining whether a proposal has been approved.

                            1. ELECTION OF DIRECTORS

          Pursuant to the Company's Bylaws, the Board has fixed the number of directors at five, effective as of the annual meeting. The Directors are to be elected by the holders of the Company's Common Stock, to serve until the next Annual Meeting and until their successors are elected and qualified. Unless instructions to the contrary are received, proxies received in response to this solicitation will be voted in favor of the nominees listed below. If any nominee should become unavailable for election, the shares represented by the enclosed proxy will be voted for such substitute nominee as may be proposed by the Board.

======================================= ================== ========================================================
   Name, Age and Position                   Director           Principal Occupation During Past Five Years
     with the Company                        Since                        and Other Directorships
======================================= ================== ========================================================
Bruce M. Holland, 47                          1990         President and Chief Executive Officer of SpectraLink
President, Chief Executive Officer                         since 1990; Director of Exabyte Corporation until May
and Director                                               1998.
--------------------------------------- ------------------ --------------------------------------------------------

Carl D. Carman, 62                            1990         General Partner in Hill, Carman Ventures since 1989;
Director                                                   Director of Symantec Corporation.
--------------------------------------- ------------------ --------------------------------------------------------
Burton J. McMurtry, 64                        1990         General Partner of various limited partnerships that,
Director                                                   in turn, are general partners of various Technology
                                                           Venture Investors venture capital partnerships since
                                                           1980; Director of Aradigm Corporation and Intuit, Inc.
--------------------------------------- ------------------ --------------------------------------------------------


F. Gibson Myers, Jr., 56                      1991         General Partner in Mayfield Fund's
Director                                                   partnership funds since 1970.
--------------------------------------- ------------------ --------------------------------------------------------
Anthony V. Carollo, Jr., 57                   1998         President and Chief Executive Officer of Xantel
Director                                                   Corporation since 1998; President of Fujitsu Business
                                                           Communication Systems from 1991 to 1998;  Director of
                                                           Syntellect Inc.;  Director of Marshall & Iisley Trust
                                                           Company of Arizona.
======================================= ================== ========================================================



         The Board of Directors met five times during 1998. Each director attended at least 75% of the meetings of the Board of Directors, as well as of the meetings of the Committees on which he served.


COMMITTEES

         The Board of Directors has Audit and Compensation Committees. The Compensation Committee consists of Messrs. Carman and McMurtry. The Compensation Committee recommends to the Board of Directors the compensation to be paid to employees of the Company and administers the Company's various employee benefit plans. The Committee met once during 1998.

         The Audit Committee confers periodically with management and the Company's independent public accountants in connection with the preparation of financial statements and audits thereof and the maintenance of proper financial records and controls. The Audit Committee makes recommendations to the Board of Directors with respect to the foregoing and brings to the attention of the Board any criticism and recommendations that the independent public accountants or the Audit Committee itself may suggest. The Audit Committee consists of Messrs. Carman and Myers. The Committee met five times during 1998.

EXECUTIVE OFFICERS

===========================================================================================================
Name, Age and Position with the                    Principal Occupation During Past Five Years
Company
-------------------------------------------------- --------------------------------------------------------
Bruce M. Holland, 47                               President and Chief Executive Officer of SpectraLink
President, Chief Executive Officer                 since 1990.
-------------------------------------------------- --------------------------------------------------------
Gary L. Bliss, 48                                  Vice President of Engineering of SpectraLink since
Vice President of Engineering                      1990.
-------------------------------------------------- --------------------------------------------------------
Michael P. Cronin, 42                              Vice President of Sales and Marketing of SpectraLink
Vice President of Sales & Marketing                since August 1997; Vice President, North American
                                                   Sales, of VTEL Corporation from 1994 to 1997.
-------------------------------------------------- --------------------------------------------------------
E. Ronald Elswick, 55                              Vice President of Operations of SpectraLink since 1991.
Vice President of Operations
-------------------------------------------------- --------------------------------------------------------
William R. Mansfield, 54                           Vice President of Finance & Administration, Chief
Vice President of Finance & Administration,        Financial Officer and Secretary of SpectraLink since
Chief Financial Officer & Secretary                November 1995.  Executive Vice President of OneComm
                                                   Corp. from 1994 to 1995.
===========================================================================================================


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information with respect to beneficial ownership of the Common Stock by (i) each person known by the Company to be the beneficial owner of more than 5% of the Common Stock; (ii) each of the Company's directors; (iii) the Company's Chief Executive Officer and each of Executive Officers mentioned above; and (iv) the Company's directors and executive officers as a group. All such information is given as of December 31, 1998, unless otherwise indicated.


                                                                   SHARES            PERCENTAGE OF
                                                                BENEFICIALLY       OUTSTANDING COMMON
            NAME AND ADDRESS OF BENEFICIAL OWNER                   OWNED(1)              STOCK
            ------------------------------------                   --------              -----
Technology Venture Investors(2)                                  3,909,078                20.6%
         2480 Sand Hill Road, Suite 101
         Menlo Park, CA 94025
Mayfield VI(3)                                                   2,667,619                14.0
         2800 Sand Hill Road, Suite 250
         Menlo Park, CA 94025
The Hill Partnership III(4)                                      1,880,681                 9.9
         885 Arapahoe Avenue
         Boulder, CO 80302
Carl D. Carman(4)                                                1,920,681                10.1

Anthony V. Carollo, Jr.                                              3,000                   *

Burton J. McMurtry(2)                                            3,909,078                20.6

F. Gibson Myers, Jr.(3)                                          2,667,619                14.0

Bruce M. Holland(5)                                              2,114,998                11.0

Gary L. Bliss(6)                                                   639,387                 3.3

Michael P. Cronin(7)                                                83,666                   *

E. Ronald Elswick(8)                                               245,348                 1.3

William R. Mansfield(9)                                            208,088                 1.1

All directors and executive officers as a group                 11,791,865                60.2
(9 persons)(10)

*less than 1%

(1) The persons named in this table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable and except as indicated in the other footnotes to this table. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock subject to options held by that person that are currently exercisable or exercisable within 60 days are deemed outstanding. Such shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

(2) Consists of 1,030,226 shares held by Technology Venture Investors-3, L.P., 19,775 shares held by TVI Management-3, L.P. and 2,859,077 shares held by Technology Venture Investors-IV as nominee for certain other TVI partnerships. Mr. McMurtry, a director of the Company, is a general partner of partnerships which are the general partner of various TVI and certain other partnerships and, as such, may be deemed to share voting and investment power with respect to such shares. Mr. McMurtry disclaims beneficial ownership of such shares except to the extent of his interest in such shares arising from his interests in the entities referred to herein.

(3) Consists of 90,036 shares held by Mayfield Associates and 2,577,583 shares held by Mayfield VI. Mr. Myers, a director of the Company, is a general partner of Mayfield Associates and Mayfield VI and, as such, may be deemed to share voting and investment power with respect to such shares. Mr. Myers disclaims beneficial ownership of such shares except to the extent of his interest in such shares arising from his interests in the entities referred to herein.

(4) 1,880,681 shares are held by The Hill Partnership III. Mr. Carman holds 40,000 shares. Mr. Carman, a director of the Company, is a general partner of Hill, Carman Ventures, the general partner of The Hill Partnership III and, as such, may be deemed to share voting and investment power with respect to shares held by the Hill Partnership
         III. Mr. Carman disclaims beneficial ownership of such shares except to the extent of his interest in such shares arising from his interest in the Hill Partnership III.

(5) Includes 30,000 shares held by Mr. Holland's wife as to which he disclaims beneficial ownership. Also includes 174,998 shares issuable upon exercise of options.

(6)      Includes 110,937 shares issuable upon exercise of options.

(7)      Includes 66,666 shares issuable upon exercise of options.

(8)      Includes 86,458 shares issuable upon exercise of options.

(9)      Includes 162,186 shares issuable upon exercise of options.

(10)     Includes 601,245 shares issuable upon exercise of options.

                             EXECUTIVE COMPENSATION

         The following table sets forth certain information regarding the compensation earned for services rendered in all capacities to the Company for the three fiscal years ended December 31, 1998 by the Company's Chief Executive Officer and each of the other executive officers whose compensation exceeded $100,000 (the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                                  LONG-TERM
                                               ANNUAL COMPENSATION               COMPENSATION
                                               -------------------               ------------

                                                                                   SECURITIES
                                                                                   UNDERLYING       ALL OTHER
   NAME AND PRINCIPAL                                                               OPTIONS           COMP-
        POSITION                   YEAR     SALARY($)     BONUS($)   OTHER($)       GRANTED (#)     ENSATION($)
                                   ----     ---------     --------   --------       -----------     -----------
Bruce M. Holland, Chief            1998     $151,488      $    0     $   324          60,000         $ ---
Executive Officer and              1997      137,394           0         323         100,000           ---
President                          1996      133,706         ---         ---             ---           ---

Gary L. Bliss, Vice                1998      141,960           0         303          40,000           ---
President of Engineering           1997      131,158           0         301          75,000           ---
                                   1996      127,629         ---         ---             ---           ---

E. Ronald Elswick, Vice            1998      140,615           0         774          40,000           ---
President of Operations            1997      129,715           0         491          75,000           ---
                                   1996      126,264         ---         ---             ---           ---

William R. Mansfield,              1998      142,008           0         501          40,000           ---
Chief Financial Officer            1997      130,996           0         498          40,000           ---
                                   1996      127,644         ---         ---             ---           ---

Michael P. Cronin                  1998      154,488      26,922      11,245          20,000           ---
Vice President of Sales            1997       49,688      75,503(2)    3,216         200,000           ---
and Marketing(1)

[1] Mr. Cronin began working for the Company in August 1997.
[2] Includes $70,000 bonus in lieu of relocation allowance.

OPTION GRANTS

         The following table contains information concerning the stock options granted under the Company's Stock Option Plan to each of the Named Executive Officers during the fiscal year ended December 31, 1998.

                     OPTION GRANTS IN THE LAST FISCAL YEAR

                               INDIVIDUAL GRANTS

                                               PERCENT OF
                                 NUMBER OF       TOTAL                                         POTENTIAL REALIZABLE
                                SECURITIES      OPTIONS                                      VALUE AT ASSUMED ANNUAL
                                UNDERLYING     GRANTED TO                                      RATES OF STOCK PRICE
                                  OPTIONS      EMPLOYEES      EXERCISE OR                    APPRECIATION FOR OPTION
                                  GRANTED      IN FISCAL         BASE          EXPIRATION            TERM(2)
     NAME                         (#)(1)          YEAR       PRICE/SHARE         DATE           5%            10%
     ----                         ------          ----       -----------         ----         ------         ------
Bruce M. Holland                 60,000 (4)     14.2            3.63            03/05/06     $103,847       $248,731
Gary L. Bliss                    23,706 (3)      5.6            3.63            03/05/06       41,030         98,273
                                 16,294 (4)      3.8            3.63            03/05/06       28,201         67,547
E. Ronald Elswick                24,568 (3)      5.8            3.63            03/05/06       42,522        101,847
                                 15,432 (4)      3.6            3.63            03/05/06       26,709         63,974
William R. Mansfield             22,500 (3)      5.3            3.63            03/05/06       38,943         93,274
                                 17,500 (4)      4.1            3.63            03/05/06       30,289         72,546
Michael P. Cronin                 1,250 (3)       .3            3.63            03/05/06        2,163          5,182
                                 18,750 (4)      4.4            3.63            03/05/06       32,452         77,728

-------------

(1) All options were granted under the Company's Stock Option Plan. Generally, options granted under the Company's Stock Option Plan become exercisable over a four year period (25% after the first twelve months and 2.083% each month thereafter) and have eight year terms, so long as the optionee's employment with the Company continues. Incentive stock options are granted at no less than fair market value as determined by the Board of Directors, provided that grants to 10% stockholders have an exercise price not less than 110% of fair market value. Non-qualified stock options have an exercise price of not less than 85% of fair market value.

(2) This column reflects the potential realizable value of each grant assuming that the market value of the Company's Common Stock appreciates at five percent or ten percent annually from the date of grant over the term of the option. There is no assurance provided to any executive officer or any other holder of the Company's securities that the actual stock price appreciation over the option term will be at the assumed five percent or ten percent levels or at any other defined level. Unless the market price of the Common Stock does in fact appreciate over the option term, no value will be realized from the option grants made to the Named Executive Officers.

(3)  Incentive stock option.

(4)  Non-qualified stock option.

OPTION EXERCISES AND HOLDINGS

         The following table sets forth information concerning option exercises and option holdings under the Company's Stock Option Plan for the fiscal year ended December 31, 1998, with respect to the Named Executive Officers.


              AGGREGATE OPTIONS EXERCISED IN THE LAST FISCAL YEAR
                       AND FISCAL YEAR END OPTION VALUES

                                NUMBER OF                                                           VALUE OF UNEXERCISED,
                                SHARES                        NUMBER OF UNEXERCISED OPTIONS             IN-THE-MONEY
                                ACQUIRED         VALUE          HELD AT DECEMBER 31, 1998       OPTIONS AT DECEMBER 31, 1998(2)
      NAME                    ON EXERCISE   REALIZED($)(1)   EXERCISABLE     UNEXERCISABLE       EXERCISABLE     UNEXERCISABLE
-----------------------       -----------   --------------   ------------------------------     -------------------------------
Bruce M. Holland                      0            N/A          164,582         145,418          $48,093         $12,657
Gary L. Bliss                         0            N/A          104,687          85,313          114,257           7,618
E. Ronald Elswick                     0            N/A           81,250          83,750           76,172           5,078
William R. Mansfield                  0            N/A          153,228         101,772           16,862           5,013
Michael P. Cronin(3)                  0            N/A           58,333         161,667                0               0


---------------

(1) Based on the fair market value of the Common Stock on the exercise date, less the per share exercise price.

(2) Based on the fair market value of the underlying shares of Common Stock of $3.63 per share, the closing price on December 31, 1998, as reported by NASDAQ, less the per share exercise price.

(3) All options held by Mr. Cronin are at prices above the $3.63 per share closing price reported by NASDAQ on December 31, 1998.


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         For fiscal 1998, the compensation of the executive officers of the Company was determined by the entire Board of Directors. Since October 11, 1995, the Company's Compensation Committee has made recommendations to the Board regarding compensation of executive officers. Mr. Holland, a member of the Board of Directors and the President of the Company, has participated in the deliberations of the Board of Directors concerning executive officer compensation, other than his own compensation.

DIRECTOR COMPENSATION

         Directors currently do not receive cash compensation from the Company for their service as members of the Board, but they are reimbursed for their expenses in attending board and committee meetings. Additionally, Mr. Carollo, upon his appointment as a director, received a non-qualified stock option to purchase 35,000 shares of the Company's common stock at $5.13 per share.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         The Company rented office space, on a month-to-month basis, from an affiliated company owned by one of the Company's shareholders. Total rent paid to related parties was approximately $72,000 and $65,000 for the years ended December 31, 1997 and 1996, respectively. This rental agreement ended December 31, 1997.


            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Such persons are also required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

         To the best of the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, all Section 16(a) filing requirements applicable to transactions during 1998 by its officers, directors and greater than 10% beneficial owners were complied with.

                    2. RATIFICATION OF SELECTION OF AUDITORS

         The Board has selected Arthur Andersen LLP, independent public accountants, as independent auditors for the Company for 1999. A resolution will be submitted to stockholders at the meeting for ratification of such selection and the accompanying proxy will be voted for such ratification, unless instructions to the contrary are indicated therein. Although ratification by stockholders is not a legal prerequisite to the Board's selection of Arthur Andersen LLP as the Company's independent public accountants, the Company believes such ratification to be appropriate. If the stockholders do not ratify the selection of Arthur Andersen LLP, the selection of independent public accountants will be reconsidered by the Board; however, the Board may select Arthur Andersen LLP, notwithstanding the failure of the stockholders to ratify its selection.

         The Board expects that representatives of Arthur Andersen LLP will be present at the meeting, will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

         Arthur Andersen LLP has been the Company's independent public accountants since 1991. During the fiscal year ended December 31, 1998, Arthur Andersen LLP performed audit and other services for the Company including attendance at meetings with the Audit Committee and the Board on matters related to the audit, consultations during the year on matters related to accounting, financial reporting and the review of financial and related information that was included in filings with the Securities and Exchange Commission.

         The appointment of auditors is approved annually by the Board. The decision of the Board is based upon the recommendation of the Audit Committee of the Board. In making its recommendation as to the appointment of auditors, the Audit Committee reviews both the proposed audit scope and the estimated audit fees for the coming year.

         THE BOARD OF DIRECTORS OF SPECTRALINK RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 2.

                            3. MISCELLANEOUS MATTERS

         As of the date of this Proxy Statement, the Board knows of no business that will be presented for consideration at the meeting other than that which has been referred to above. As to other business, if any, that may come before the meeting, proxies in the enclosed form will be voted in accordance with the judgment of the person or persons voting the proxies.

         The Company's Certificate of Incorporation and Bylaws require that there be furnished to the Company written notice with respect to the nomination of a person for election as a director (other than a person nominated at the direction of the Board), as well as the submission of a proposal (other than a proposal submitted at the direction of the Board), at a meeting of stockholders. In order for any such nomination or submission to be proper with respect to the 2000 Annual Meeting, the notice must contain certain information concerning the nominating or proposing stockholder, and the nominee or the proposal, as the case may be, and must be furnished to the Company between January 31, 2000, and March 2, 2000. A copy of the applicable provisions of the Certificate of Incorporation and Bylaws may be obtained by a stockholder, without charge, upon written request to the Secretary of the Company at its principal executive offices.

         In addition to the foregoing, in accordance with the rules of the SEC, any proposal of a stockholder intended to be presented at the Company's 2000 Annual Meeting of Stockholders must be received by the Secretary of the Company by December 12, 1999 in the form and subject to the other requirements of the applicable rules of the SEC, in order for the proposal to be considered for inclusion in the Company's notice of meeting, proxy statement and proxy relating to the 2000 Annual Meeting.

COST OF PROXY SOLICITATION

         The Company will bear the cost of the solicitation of proxies, including the charges and expenses of brokerage firms and others for forwarding solicitation material to beneficial owners of shares of Common Stock. In addition to solicitation by mail, officers and regular employees of the Company may solicit proxies personally or by telephone. No compensation other than their regular compensation will be paid to officers or employees for any solicitation which they may make.

         At any time prior to being voted, the enclosed proxy is revocable by written notice to the Secretary of the Company or by appearance at the meeting to vote in person.


                                            By Order of the Board of Directors,

                                            /s/ WILLIAM R. MANSFIELD

                                            William R. Mansfield
                                            Secretary

March 26, 1999

                                      Proxy

                             SpectraLink Corporation

                               5755 Central Avenue
                             Boulder, Colorado 80301

The undersigned hereby appoints Bruce M. Holland and William R. Mansfield each with the power to appoint his substitute and hereby authorized them to represent and to vote as designated on the reverse side, all shares of common stock of SpectraLink Corporation (the "Company") held of record by the undersigned on March 8, 1999 at the Annual Meeting of Stockholders to be held on May 11, 1999 and any adjournment thereof.

THIS PROXY, WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS GIVEN WITH RESPECT TO A PARTICULAR PROPOSAL, THIS PROXY WILL BE VOTED FOR SUCH PROPOSAL.

PLEASE MARK, DATE, SIGN, AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE.


Dear Stockholder:

Please take note of the important information enclosed with this Proxy. There are a number of issues related to the operation of the Company that require your immediate attention.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on the proxy card to indicate how your shares will be voted. Then sign the card, detach it, and return your Proxy in the enclosed postage paid envelope.

Thank you in advance for your prompt consideration of these matters.

Sincerely,

SpectraLink Corporation

/X/ Please mark votes as in this example


1.   Election of Directors

     Nominees: Bruce M. Holland, Carl D. Carman, Anthony V. Carollo, Jr., Burton J. McMurtry, F. Gibson Myers Jr.,

             For              Withheld
            /  /                /  /
     /  /
         ---------------------------------------------------------------------
         For all nominees except noted above









Signature:                                        Date:
          ----------------------------------------     -----------------------

                                          For      Against   Abstain
2.   Ratify the selection of              /  /       /  /      /  /
     Arthur Andersen LLP,
     independent public
     accountants, as auditors.

In their discretion, the proxies are authorized to vote upon any other business that may properly come before the meeting.




Mark here for address change and note at left. /  /

Please sign exactly as your name appears hereon. Joint owners should each sign. Executors, administrators, trustees, guardians, or other fiduciaries should give full title as such. If signing for a corporation, please sign in full corporate name by a duly authorized officer.


Signature:                                        Date:
          ----------------------------------------     -----------------------

-----------------
VOTE BY TELEPHONE
-----------------

It's fast, convenient, and immediate!
Call Toll-Free on a Touch-Tone Phone
1-877-PRX-VOTE (1-877-779-8683).

Follow these four easy steps:

1. Read the accompanying Proxy
   Statement/Prospectus and Proxy Card.

2. Call the toll-free number
   1-877-PRX-VOTE (1-877-779-8683). For
   shareholders residing outside the United
   States call collect on a touch-tone phone
   1-201-536-8073.

3. Enter your 14-digit Control Number located on your Proxy Card above your name.

4. Follow the recorded instructions.

YOUR VOTE IS IMPORTANT!
Call 1-877-PRX-VOTE anytime!

----------------
VOTE BY INTERNET
----------------

It's fast, convenient, and your vote is immediately confirmed and posted.

Follow these four easy steps:

1. Read the accompanying Proxy
   Statement/Prospectus and Proxy Card.

2. Go to the Website
   http://www.eproxyvote.com/snlk

3. Enter your 14-digit Voter Control Number located on your Proxy Card above your name.

4. Follow the instructions provided.

YOUR VOTE IS IMPORTANT!
Go to http://www.eproxyvote.com/snlk anytime!

DO NOT RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET